Fixed Assets, Net (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Schedule of fixed assets
	December 31,
	2022	2021
Mining Machines	$2,585,119	$2,584,071
Software	16,000,000	16,000,000
Leasehold improvement	38,329	38,329
Office and equipment	305,651	305,651
Total cost of fixed assets	18,929,099	18,928,051
Less: accumulated depreciation	(3,452,727)	(1,420,309)
Less: impairment of mining machines	(1,690,028)	-
Fixed assets, net	$13,786,344	$17,507,742